IMS Schedule – CFST

Schedule A

As of July 1, 2015

Fund	Assets (in Millions)	Fee Rate[1]	Effective Date of Fee Rate / Restatement Date

Columbia AMT-Free California Intermediate Muni Bond Fund	$0 - $500	0.400%	May 1, 2010
	>$500 - $1,000	0.350%	(1)
	>$1,000 - $1,500	0.320%
	>$1,500 - $3,000	0.290%
	>$3,000 - $6,000	0.280%
	>$6,000	0.270%

Columbia AMT-Free Georgia Intermediate Muni Bond Fund	$0 - $500	0.400%	May 1, 2010
	>$500 - $1,000	0.350%	(1)
	>$1,000 - $1,500	0.320%
	>$1,500 - $3,000	0.290%
	>$3,000 - $6,000	0.280%
	>$6,000	0.270%

Columbia AMT – Free Maryland Intermediate Muni Bond Fund	$0 - $500	0.400%	May 1, 2010
	>$500 - $1,000	0.350%	(1)
	>$1,000 - $1,500	0.320%
	>$1,500 - $3,000	0.290%
	>$3,000 - $6,000	0.280%
	>$6,000	0.270%

Columbia AMT Free North Carolina Intermediate Muni Bond Fund	$0 - $500	0.400%	May 1, 2010
	>$500 - $1,000	0.350%	(1)
	>$1,000 - $1,500	0.320%
	>$1,500 - $3,000	0.290%
	>$3,000 - $6,000	0.280%
	>$6,000	0.270%

Columbia AMT-Free South Carolina Intermediate Muni Bond Fund	$0 - $500	0.400%	May 1, 2010
	>$500 - $1,000	0.350%	(1)
	>$1,000 - $1,500	0.320%
	>$1,500 - $3,000	0.290%
	>$3,000 - $6,000	0.280%
	>$6,000	0.270%

IMS Schedule – CFST

Fund	Assets (in Millions)	Fee Rate[1]	Effective Date of Fee Rate / Restatement Date

Columbia AMT – Free Virginia Intermediate Muni Bond Fund	$0 - $500	0.400%	May 1, 2010
	>$500 - $1,000	0.350%	(1)
	>$1,000 - $1,500	0.320%
	>$1,500 - $3,000	0.290%
	>$3,000 - $6,000	0.280%
	>$6,000	0.270%

Columbia Convertible Securities Fund	$0 - $500	0.760%	July 1, 2011
	>$500 - $1,000	0.715%	(2)
	>$1,000 - $1,500	0.670%
	>$1,500	0.620%

Columbia International Opportunities Fund	$0 - $500	0.790%	January 23, 2013
	>$500 - $1,000	0.745%	(2)
	>$1,000 - $1,500	0.700%
	>$1,500 - $3,000	0.650%
	>$3,000 - $6,000	0.640%

Columbia International Value Fund	$0 - $500	0.790%	December 16, 2013
	>$500 - $1,000	0.745%	(2)
	>$1,000 - $1,500	0.700%
	>$1,500 - $3,000	0.650%
	>$3,000 - $6,000	0.640%
	>$6,000	0.620%

Columbia Select Large Cap Equity Fund	$0 - $500	0.710%	March 1, 2011
	>$500 - $1,000	0.665%
	>$1,000 - $1,500	0.620%	(2)
	>$1,500 - $3,000	0.570%
	>$3,000 - $6,000	0.560%
	>$6,000	0.540%

Columbia Large Cap Enhanced Core Fund	$0 - $500	0.690%	July 1, 2011
	>$500 - $1,000	0.645%	(2)
	>$1,000 - $1,500	0.600%
	>$1,500 - $3,000	0.550%
	>$3,000 - $6,000	0.540%
	>$6,000	0.520%

IMS Schedule – CFST

Fund	Assets (in Millions)	Fee Rate[1]	Effective Date of Fee Rate / Restatement Date
Columbia Large Cap Index Fund	All assets	0.10%	May 1, 2010
			(2)

Columbia Marsico 21st Century Fund	$0 - $500	0.710%	January 23, 2013
	>$500 - $1,000	0.665%	(2)
	>$1,000 - $1,500	0.620%
	>$1,500 - $3,000	0.570%
	>$3,000 - $6,000	0.560%
	>$6,000	0.540%

Columbia Marsico Focused Equities Fund	$0 - $500	0.710%	January 23, 2013
	>$500 - $1,000	0.665%	(2)
	>$1,000 - $1,500	0.620%
	>$1,500 - $3,000	0.570%
	>$3,000 - $6,000	0.560%
	>$6,000	0.540%

Columbia Marsico Global Fund	$0 - $500	0.790%	January 23, 2013
	>$500 - $1,000	0.745%	(2)
	>$1,000 - $1,500	0.700%
	>$1,500 - $3,000	0.650%
	>$3,000 - $6,000	0.640%
	>$6,000	0.620%

Columbia Marsico Growth Fund	$0 - $500	0.710%	January 23, 2013
	>$500 - $1,000	0.665%	(2)
	>$1,000 - $1,500	0.620%
	>$1,500 - $3,000	0.570%
	>$3,000 - $6,000	0.560%
	>$6,000	0.540%

Columbia Mid Cap Index Fund	All assets	0.100%	May 1, 2010
			(2)

Columbia Mid Cap Value Fund	$0 - $500	0.760%	April 30, 2011
	>$500 - $1,000	0.715%	(2)
	>$1,000 - $1,500	0.670%
	>$1,500	0.620%

Columbia Overseas Value Fund	$0 - $500	0.790%	July 1, 2011
	>$500 - $1,000	0.745%	(2)
	>$1,000 - $1,500	0.700%
	>$1,500 - $3,000	0.650%
	>$3,000 - $6,000	0.640%
	>$6,000	0.620%

IMS Schedule – CFST

Fund	Assets (in Millions)	Fee Rate[1]	Effective Date of Fee Rate / Restatement Date
Columbia Select International Equity Fund	$0 - $500	0.790%	April 1, 2011
	>$500 - $1,000	0.745%	(2)
	>$1,000 - $1,500	0.700%
	>$1,500 - $3,000	0.650%
	>$3,000 - $6,000	0.640%
	>$6,000	0.620%

Columbia Short Term Bond Fund	$0 - $1,000	0.360%	March 1, 2011
	>$1,000 - $2,000	0.355%
	>$2,000 - $3,000	0.350%	(3)
	>$3,000 - $6,000	0.345%
	>$6,000 - $7,500	0.330%
	>$7,500 - $9,000	0.315%
	>$9,000 - $10,000	0.310%
	>$10,000 - $15,000	0.300%
	>$15,000 - $20,000	0.290%
	>$20,000 - $24,000	0.280%
	>$24,000 - $50,000	0.260%
	>$50,000	0.240%

Columbia Short Term Municipal Bond Fund	$0 - $1,000	0.360%	July 1, 2011
	>$1,000 - $2,000	0.355%	(1)
	>$2,000 - $3,000	0.350%
	>$3,000 - $6,000	0.345%
	>$6,000 - $7,500	0.330%
	>$7,500 - $9,000	0.315%
	>$9,000 - $10,000	0.310%
	>$10,000 - $15,000	0.300%
	>$15,000 - $20,000	0.290%
	>$20,000 - $24,000	0.280%
	>$24,000 - $50,000	0.260%
	>$50,000	0.240%
Columbia Small Cap Index Fund	All assets	0.100%	May 1, 2010
			(2)

Columbia Small Cap Value Fund II	$0 - $500	0.790%	July 1, 2011
	>$500 - $1,000	0.745%	(2)
	>$1,000	0.700%

IMS Schedule – CFST

Fund	Assets (in Millions)	Fee Rate[1]	Effective Date of Fee Rate / Restatement Date
Columbia Capital Allocation Moderate Aggressive Portfolio Columbia Capital Allocation Moderate Conservative Portfolio Columbia Global Strategic Equity Fund	Assets invested in underlying funds that pay an investment advisory fee to the Investment Manager.	0.000%	May 1, 2011 (4)
	Assets invested in securities (other than third-party advised mutual funds and funds that pay an investment advisory fee to the Investment Manager), including other funds advised by the Investment Manager that do not pay an investment advisory fee, exchange- traded funds, derivatives and individual securities.	0.550%
	Assets invested in non- exchange traded third- party advised mutual funds.	0.100%

[1]	Annual rates based on a percentage of the Fund’s average daily net assets.

(1)	Effective September 1, 2015, this Agreement is amended and restated with respect to the Fund by a management agreement dated as of July 1, 2015 by and among Columbia Funds Series Trust, Columbia Funds Series Trust II and the Investment Manager (the Management Agreement).
(2)	Effective July 1, 2015, this Agreement is amended and restated with respect to the Fund by the Management Agreement.
(3)	Effective August 1, 2015, this Agreement is amended and restated with respect to the Fund by the Management Agreement.
(4)	Effective June 1, 2016, this Agreement is amended and restated with respect to the Fund by the Management Agreement.

IMS Schedule – CFST

IN WITNESS THEREOF, the parties hereto have executed the foregoing Schedule A as of June 17, 2015.

COLUMBIA FUNDS SERIES TRUST

By:	/s/ Christopher O. Petersen
	Name:	Christopher O. Petersen
	Title:	President

COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC

By:	/s/ Amy K. Johnson
	Name:	Amy K. Johnson
	Title:	Managing Director and Chief Operating Officer